UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2014 (August 12, 2014)

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                            Regulation FD Disclosure.

On August 14, 2014, Monogram Residential Trust, Inc. (referred to herein as the “Company,” “we,” “our” or “us”) sent a letter to its stockholders regarding the Company’s exploration of a potential listing on a national securities exchange, the suspension of the Company’s share redemption program (the “SRP”) and distribution reinvestment plan (the “DRP”), and the adoption of a new estimated value per share, all of which are further described below under Item 8.01. A copy of the stockholder letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01                                            Other Events.

Exploration of a Potential Listing on a National Securities Exchange

On August 12, 2014, our board of directors authorized us to begin the process of exploring a potential listing on a national securities exchange.  Our board of directors and management have considered various alternatives for providing a liquidity opportunity to our stockholders and believes that a listing of the Company’s common stock on a national securities exchange best positions the Company to maximize stockholder value over the long term by giving the Company access to additional capital for growth potential and providing liquidity to those stockholders who may desire to sell. No guarantees can be made regarding the timing or eventuality of a listing and we can make no inferences as to what value the market may assign to our shares of common stock should we decide to become an exchange-listed company.

Suspension of Distribution Reinvestment Plan

On August 12, 2014, in connection with the Company’s exploration of a potential listing on a national securities exchange, our board of directors elected to suspend the DRP, effective August 24, 2014. As a result, all distributions paid on or after August 24, 2014 will be paid in cash and not reinvested in shares of our common stock.

Suspension of Share Redemption Program

On August 12, 2014, in connection with the Company’s exploration of a potential listing on a national securities exchange, our board of directors also elected to suspend the SRP, effective August 14, 2014. As a result, we will be unable to process redemption requests with respect to the third quarter of 2014 or thereafter during such suspension. Our board of directors may in the future reinstate the SRP, although we can provide no assurances as to if or when this will happen.

With respect to redemption requests that are currently held in queue for redemption and/or have already been received for the third quarter of 2014, we will retain such requests in a queue, to be considered eligible for redemption if and when our board of directors reinstates the SRP. Such queued requests for redemption may be withdrawn in whole or in part by a stockholder in writing at any time prior to redemption. We will not accept or retain any requests for redemption received after August 14, 2014, unless and until we reinstate the SRP. If we reinstate the SRP, we will notify stockholders in a

Current Report on Form 8-K or annual or quarterly report filed with the Securities and Exchange Commission.

Estimation of Common Stock Value

The board of directors first established an estimated per share valuation of our common stock that was not based solely on the initial public offering price on March 1, 2013.  In accordance with our Third Amended and Restated Policy for Estimation of Common Stock Value (the “Valuation Policy”), we must periodically repeat the process of estimating the per share value of our common stock.  Accordingly, on August 12, 2014, the board of directors established an estimated per share valuation of our common stock of $10.41 (the “Valuation”).  The Valuation of $10.41 is an increase from the previous estimated per share valuation of our common stock of $10.03 that was established on March 1, 2013.  We note that the Valuation may not represent the amount at which our shares would trade on a national securities exchange, what a common stockholder would realize in a sale of shares or the amount a stockholder would realize in a sale or liquidation of the Company.  For a detailed description of the valuation methodologies used by us and other limitations related to the Valuation, as well as a copy of the Valuation Policy filed as an exhibit, please refer to our Quarterly Report on Form 10-Q that was filed with the Securities and Exchange Commission on August 14, 2014, a copy of which is available at www.sec.gov or on our website at www.monogramres.com.

Forward Looking Statements

This report contains forward-looking statements relating to the business and financial outlook of Monogram Residential Trust, Inc. including, the timing or prospects for a listing, that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including the risk that the Company may not to decide to list its shares of common stock on a national securities exchange in the near future or at all. Such factors also include those described in the Risk Factors section of Monogram Residential Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 and in subsequent Quarterly Reports on Form 10-Q. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01                                            Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description
99.1	Stockholder Letter, dated August 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

August 14, 2014	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stockholder Letter, dated August 14, 2014.